SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)     JUNE 17, 1999


                                  LOIS/USA INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                             33-83894-NY                 13-3441962
(State or other jurisdiction of     (Commission                 (IRS Employer
 incorporation)                      File Number)                ID Number)

40 WEST 57TH STREET, NEW YORK, NY                               10019
(Address of principal executive offices)                      Zip Code)

Registrant's Telephone Number, including area code:          (212) 373-4700
                                                           ------------------

                                       N/A
          (Former name or former address, if changed since last report)

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Item 5.   OTHER EVENTS.

          On June 17, 1999 ZYX Inc. (formerly Lois/USA West Inc.), Lois/USA Chicago Inc., Lois/USA New York, Inc., Fogarty & Klein, Inc. and Year 2K Communications, Inc. (collectively, the "Borrowers"), Green Tree Financial Servicing Corporation, as agent and lender, and various other lenders entered into a Loan and Security Agreement (the Loan and Security Agreement"). Each of the Borrowers is a wholly-owned subsidiary of Lois/USA Inc. (the "Company").

          The Loan and Security Agreement provides for a revolving credit facility of up to $30,000,000 in the aggregate for the purpose of refinancing existing indebtedness, making acquisitions and providing working capital for each of the Borrowers. The obligations under the Loan and Security Agreement are secured by a lien on all of the existing and after-acquired property of the Borrowers, and are guaranteed by the Company. In addition, the Company has pledged all of the stock of each of the Borrowers to secure the guaranty.

          The Company used approximately $15,581,000 of the revolving credit facility to refinance certain indebtedness of the Company and the Borrowers under a promissory note between the Borrowers (excluding Year 2K Communications, Inc.) and Fleet Business Credit Corporation, successor to Sanwa Business Credit Corporation, as lender. The Company intends to use the remainder of the proceeds of the revolving credit facility to finance future acquisitions and for general working capital. There can be no assurances that such acquisitions will be consummated.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
          (c) EXHIBITS

          10.1. Loan and Security Agreement, dated as of June 17, 1999, among ZYX Inc. (formerly Lois/USA West Inc.), Lois/USA Chicago Inc., Lois/USA New York Inc., Fogarty & Klein, Inc. and Year 2K Communications, Inc., as Borrowers, the Lenders named therein, as Lenders, and Green Tree Financial Servicing Corporation, as Agent and Lender.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    LOIS/USA INC.

                                    By: /s/ ROBERT K. STEWART
                                       -------------------------------
                                       Name:  Robert K. Stewart
                                       Title: Chief Financial Officer


Dated:            June 21, 1999

                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION OF EXHIBIT

10.1 Loan and Security Agreement, dated as of June 17, 1999, among ZYX Inc. (formerly Lois/USA West Inc.), Lois/USA Chicago Inc., Lois/USA New York Inc., Fogarty & Klein, Inc. and Year 2K Communications, Inc., as Borrowers, the Lenders named therein, as Lenders, and Green Tree Financial Servicing Corporation, as Agent and Lender.